Exhibit 21 - Subsidiaries of the Registrant

Name of Company                                             Organization               State of             Type of Business
---------------                                             ------------             Organization           ----------------
KeySpan Corporation                                        Corporation                New York              Holding Company
 formerly d/b/a KeySpan Energy

KeySpan Exploration and                                    Limited                    Delaware              Natural Gas and Oil
Production, LLC                                            Liability                                        Exploration and
                                                           Company                                          Development

KeySpan Gas East Corporation                               Corporation                New York              Gas Utility
d/b/a KeySpan Energy Delivery
Long Island
(formerly d/b/a Brooklyn Union of
Long Island)

KeySpan Corporate Services, LLC                            Limited                    New York              Services
                                                           Liability
                                                           Company
KeySpan Energy Corporation                                 Corporation                New York              Intermediate Holding
                                                                                                            Company
The Brooklyn Union Gas                                     Corporation                New York              Gas Utility
Company d/b/a KeySpan Energy
Delivery New York
(formerly d/b/a Brooklyn Union)

                                                           Corporation                Delaware              Holds General Partner
                                                                                                            Interest in the Iroquois
North East Transmission Co.,                                                                                Gas Transmission
Inc.                                                                                                        System, L.P.

Iroquois Gas                                               Limited                    Delaware              Natural Gas Pipeline
Transmission System,                                       Partnership
L.P.


Boundary Gas, Inc.                                         Corporation                Delaware              Gas Marketer


Alberta Northeast Gas, Ltd.                                Corporation                Canada                Gas Marketer


KeySpan Natural Fuels, LLC                                 Limited                    Delaware              Oil & Gas Wells
                                                           Liability
                                                           Company



Name of Company                                             Organization               State of                  Type of Business
---------------                                             ------------             Organization                ----------------
KeySpan North East Ventures,                               Corporation                Delaware                  Non-Utility Holding
Inc.                                                                                                            Company


Northeast Gas Markets LLC                                  Limited                    Delaware                  Natural Gas
                                                           Liability                                            Procurement and
                                                           Company                                              Marketer

THEC Holdings Corp.                                        Corporation                Delaware                  Non-Utility Holding
                                                                                                                Company

The Houston Exploration                                    Corporation                Delaware                  Natural Gas and Oil
Company                                                                                                         Exploration


Seneca-Upshur Petroleum,                                   Corporation                Delaware                  Owns Oil and Gas
Inc.                                                                                                            Properties


GEI Development Corp.                                      Corporation                Delaware                  Inactive


KeySpan Energy Development                                 Corporation                Delaware                  Non-Utility Holding
Corporation                                                                                                     Company


GTM Energy, LLC                                            Limited                    Delaware                  Develops Electric
                                                           Liability                                            Generation Projects
                                                           Company

Honeoye Storage Corporation                                Corporation                New York                  Natural Gas Storage
                                                                                                                Facilities

Adrian Associates L.P.                                     Partnership                New York                  Natural Gas Storage
                                                                                                                Services

KeySpan International                                      Corporation                Delaware                  Non-Utility Holding
Corporation                                                                                                     Company

KeySpan C.I., LTD                                          Company                    Cayman                    Non-Utility Holding
                                                                                      Islands                   Company

Name of Company                                             Organization            State of             Type of Business
---------------                                             ------------          Organization           ----------------
KeySpan UK Limited                                              Company              United               Non-Utility Holding
                                                                                     Kingdom              Company

Premier                                                         Company              Northern             Natural Gas Pipeline
Transmission                                                                         Ireland
Limited (formerly
Premier Transco
Limited)


Phoenix Natural Gas                                             Company              Northern             Foreign Utility
Limited                                                                              Ireland              Company ("FUCO")


KeySpan C.I. II, LTD                                            Company              Cayman               Non-Utility Holding
                                                                                     Islands              Company

Grupo KeySpan, S. de                                            Company              Mexico               Non-Utility Holding
R.L. de C.V.                                                                                              Company


FINSA Energeticos                                               Company              Mexico               FUCO
S. de R.L. de C.V.


KeySpan Cross Bay, LLC                                          Limited              Delaware             Owns a 25% Interest in
                                                                Liability                                 Cross Bay Pipeline
                                                                Company                                   Company, LLC

Cross Bay Pipeline                                              Limited              Delaware             Natural Gas Pipeline (in
Company, LLC                                                    Liability                                 development)
                                                                Company

KeySpan Islander East                                           Limited              Delaware             50% Interest in Islander
Pipeline, LLC                                                   Liability                                 East Pipeline Company,
                                                                Company                                   LLC

Islander East Pipeline                                          Limited              Delaware             Natural Gad Pipeline (in
Company, LLC                                                    Liability                                 development)
                                                                Company

KeySpan Midstream LLC                                           Limited              Delaware             Non-Utility Holding
                                                                Liability                                 Company
                                                                Company

Name of Company                                Organization               State of                  Type of Business
---------------                                ------------             Organization                ----------------

KeySpan CI Midstream                           Company                    Cayman                    Non-Utility Holding
Limited                                                                   Islands                   Company


KeySpan Luxembourg                             Limited                    Luxembourg                Non-Utility Holding
S.A.R.L.                                       Liability                                            Company
                                               Company

Nicodama Beheer V                              Corporation                Netherlands               Non-Utility Holding
B.V.                                                                                                Company


KS Midstream                                   Corporation                Nova Scotia               Non-Utility Holding
Finance Co.                                                                                         Company


KeySpan Energy                                 Corporation                Nova Scotia               Non-Utility Holding
Development Co.                                                                                     Company


KeySpan                                        Corporation                Canada                    Owns a 19% interest in
Energy                                                                                              the Taylor Gas Liquids
Canada Ltd.                                                                                         Partnership


Alberta                                        Corporation                Canada                    Natural Gas
Laterals                                                                                            Transportation and
Company Ltd.                                                                                        Processing


The Taylor                                     Partnership                Canada                    Owns an Interest in Gas
Gas Liquids                                                                                         Extraction Plant
Partnership


KeySpan                                        General                    Canada                    Natural Gas Processing
Energy                                         Partnership                                          and Gathering Systems
Canada
Partnership



Name of Company                                             Organization               State of              Type of Business
---------------                                             ------------             Organization            ----------------
KeySpan Energy Canada Limited                              Company                    Canada                 Managing of Natural
                                                                                                             Gas Processing and
                                                                                                             Gathering Companies

KeySpan Utility Services LLC                               Limited                    New York               Utility Services
                                                           Liability
                                                           Company

KeySpan Generation LLC                                     Limited                    New York               Electric Utility
                                                           Liability
                                                           Company

KeySpan Electric Services LLC                              Limited                    New York               Operation and
                                                           Liability                                         Maintenance Services
                                                           Company                                           for electric facilities

KeySpan Energy Trading Services                            Limited                    New York               Energy Broker
LLC                                                        Liability
                                                           Company

Marquez Development Corp.                                  Corporation                New York               Uranium Mill and Mine
                                                                                                             Which is Being
                                                                                                             Dismantled

Island Energy Services Company,                            Corporation                New York               Inactive
Inc.


LILCO Energy Systems, Inc.                                 Corporation                New York               Holds a 1% general
                                                                                                             partner interest in
                                                                                                             Iroquois Gas
                                                                                                             Transmission System,
                                                                                                             L.P.

KeySpan Ravenswood, Inc.                                   Corporation                New York               Exempt Wholesale
                                                                                                             Generator

KeySpan Ravenswood Services                                Corporation                New York               Operation and
Corp.                                                                                                        Maintenance Services


KeySpan Services Inc.                                      Corporation                Delaware               Non-Utility Holding
                                                                                                             Company

Name of Company                                             Organization               State of               Type of Business
---------------                                             ------------             Organization             ----------------

         Binsky & Snyder, Inc.                             Corporation                New Jersey             Installs HVAC Systems


         Binsky & Snyder Service, Inc.                     Corporation                New Jersey             Services and Maintains
                                                                                                             HVAC Systems

         WDF, Inc.                                         Corporation                New York               Mechanical Contracting
                                                                                                             Services

         Roy Kay, Inc.                                     Corporation                New Jersey             Mechanical and General
                                                                                                             Contracting Services

         Roy Kay Electrical Company                        Corporation                New York               Electrical Contracting
                                                                                                             Services

         Roy Kay Mechanical, Inc.                          Corporation                New Jersey             Installation and
                                                                                                             Renovation of Sprinkler
                                                                                                             and Fire Suppression
                                                                                                             Systems

         Active Conditioning Corp.                         Corporation                New Jersey             Installation and
                                                                                                             Maintenance of HVAC
                                                                                                             Systems

         KeySpan Communications Corp.                      Corporation                New York               Owns a Fiber Optic
                                                                                                             Network

         KeySpan Energy Solutions, LLC                     Limited                    New York               Service and
         d/b/a KeySpan Home Energy                         Liability                                         Maintenance  of HVAC
         Services and d/b/a KeySpan                        Company                                           Systems and Gas
         Business Solutions                                                                                  Appliances


        KeySpan Plumbing                                   Corporation                New York               Plumbing and
        Solutions, Inc. d/b/a KeySpan                                                                        Maintenance Services
        Home Energy Services and
        d/b/a KeySpan Business
        Solutions



Name of Company                                             Organization               State of              Type of Business
---------------                                             ------------             Organization            ----------------
KeySpan Plumbing and                                       Corporation                New York              Plumbing and
Heating Services, Inc. d/b/a                                                                                Maintenance Services
KeySpan Home Energy
Services and d/b/a KeySpan
Business Solutions


Fritze KeySpan, LLC                                        Limited                    Delaware              Designs, Builds and
                                                           Liability                                        Installs HVAC Systems
                                                           Company

KeySpan Energy Management,                                 Corporation                Delaware              Non-Utility Holding
Inc.                                                                                                        Company and Installs
                                                                                                            and Constructs HVAC
                                                                                                            Systems

KeySpan Engineering                                        Corporation                New York              Reviews Power Supply
Associates, Inc.                                                                                            Needs Customers and
                                                                                                            Designs Efficient Power
                                                                                                            Systems

R.D. Mortman, LLC                                          Limited                    New York              Installs and Services
                                                           Liability                                        HVAC Systems
                                                           Company

KeySpan Energy Services, Inc.                              Corporation                Delaware              Energy Marketer
d/b/a KeySpan Home Energy
Services and d/b/a KeySpan
Business Solutions


Delta KeySpan, Inc.                                        Corporation                Delaware              Designs and Installs
                                                                                                            HVAC Systems

Paulus Sokolowski and Sartor,                              Corporation                New Jersey            Engineering and
Inc.                                                                                                        Consulting Services


Fourth Avenue Enterprise Piping                            Corporation                New York              Maintenance and
Corp.                                                                                                       Installation of HVAC
                                                                                                            Systems

KeySpan Energy Supply LLC                                  Limited                    Delaware              Energy Broker
                                                           Liability
                                                           Company


Name of Company                                             Organization               State of              Type of Business
---------------                                             ------------             Organization            ----------------
     KeySpan Technologies Inc.                             Corporation                New York              Sells Equipment that
                                                                                                            Promotes New
                                                                                                            Technologies

     Honeoye Storage Corporation                           Corporation                New York              Natural Gas Storage


     KeySpan MHK, Inc.                                     Corporation                Delaware              Holds a 25% Equity
                                                                                                            Interest in
                                                                                                            MyHomeKey.com, Inc.

     MyHomeKey.com, Inc.                                   Corporation                Delaware              Exempt
                                                                                                            Telecommunications
                                                                                                            Company

     KeySpan Engineering and Survey,                       Corporation                New York              Engineering and
     Inc.                                                                                                   Surveying Company


     Eastern Enterprises                                   Voluntary                  Massachusetts         Intermediate Holding
                                                           Association                                      Company

     Boston Gas Company d/b/a                              Corporation                Massachusetts         Gas Utility
     KeySpan Energy Delivery New
     England


     Colonial Gas Company d/b/a                            Corporation                Massachusetts         Gas Utility
     KeySpan Energy Delivery New
     England


     Transgas, Inc.                                        Corporation                Massachusetts         Over the Road
                                                                                                            Transportation of
                                                                                                            Liquefied Natural Gas
                                                                                                            and Propane

     Essex Gas Company d/b/a                               Corporation                Massachusetts         Gas Utility
     KeySpan Energy Delivery New
     England


     AMR Data Corporation                                  Corporation                Massachusetts         Meter Reading Services


Name of Company                                             Organization            State of                  Type of Business
---------------                                             ------------          Organization                ----------------
         Eastern Associated Securities                     Corporation             Massachusetts             Holds Investment
         Corp.                                                                                               Securities


         Eastern Energy Systems Corp.                      Corporation             Delaware                  Inactive


         Eastern Rivermoor Company,                        Corporation             Massachusetts             Real Estate Company
         Inc.


         Eastern Urban Services, Inc.                      Corporation             Delaware                  Holds Passive Real
                                                                                                             Estate Interests

         Midland Enterprises, Inc.                         Corporation             Delaware                  Non-Utility Holding
                                                                                                             Company

         Capital Marine Supply, Inc.                       Corporation             Louisiana                 River Barge
                                                                                                             Transportation Services
                                                                                                             and Related Support
                                                                                                             Activities

         Chotin Transportation, Inc.                       Corporation             Louisiana                 River Barge
                                                                                                             Transportation Services
                                                                                                             and Related Support
                                                                                                             Activities

         Eastern Associated Terminals                      Corporation             Delaware                  River Barge
         Company                                                                                             Transportation Services
                                                                                                             and Related Support
                                                                                                             Activities

        Federal Barge Lines, Inc.                          Corporation             Delaware                  River Barge
                                                                                                             Transportation Services
                                                                                                             and Related Support
                                                                                                             Activities

        River Fleets, Inc.                                 Corporation             Louisiana                 River Barge
                                                                                                             Transportation Services
                                                                                                             and Related Support
                                                                                                             Activities

        Hartley Marine Corp.                               Corporation             Delaware                  River Barge
                                                                                                             Transportation Services
                                                                                                             and Related Support
                                                                                                             Activities


Name of Company                                        Organization               State of                  Type of Business
---------------                                        ------------             Organization                ----------------
Minnesota Harbor Service,                             Corporation                Minnesota                 River Barge
             Inc.                                                                                          Transportation Services
                                                                                                           and Related Support
                                                                                                           Activities

The Ohio River Company                                Corporation                West Virginia             River Barge
                                                                                                           Transportation Services
                                                                                                           and Related Support
                                                                                                           Activities

The Ohio River Company                                Corporation                Pennsylvania              River Barge
Traffic Division, Inc.                                                                                 Transportation Services
                                                                                                           and Related Support
                                                                                                           Activities

The Ohio River Terminals                              Corporation                Delaware                  River Barge
             Company                                                                                       Transportation Services
                                                                                                           and Related Support
                                                                                                           Activities

Orgulf Transport Co.                                  Corporation                Delaware                  River Barge
                                                                                                           Transportation Services
                                                                                                           and Related Support
                                                                                                           Activities

Orsouth Transport Co.                                 Corporation                Delaware                  River Barge
                                                                                                           Transportation Services
                                                                                                           and Related Support
                                                                                                           Activities

Port Allen Marine Service,                            Corporation                Louisiana                 Inactive
Inc.


Red Circle Transport Co.                              Corporation                Delaware                  River Barge
                                                                                                           Transportation Services
                                                                                                           and Related Support
                                                                                                           Activities

West Virginia Terminals, Inc.                         Corporation                West Virginia             River Barge
                                                                                                           Transportation Services
                                                                                                           and Related Support
                                                                                                           Activities

Mystic Steamship Corporation                          Corporation                Delaware                  Inactive


Name of Company                                             Organization            State of                  Type of Business
---------------                                             ------------          Organization                ----------------
         PCC Land Company, Inc.                            Corporation             Texas                     Real Estate


         Philadelphia Coke Co., Inc.                       Corporation             Delaware                  Inactive


         KeySpan Home Energy Services                      Corporation             Massachusetts             HVAC Services
         (New England), Inc. f/n/a
         ServicEdge Partners, Inc.


         Western Associated Energy                         Corporation             Delaware                  Inactive
         Corp.


         EnergyNorth, Inc.                                 Corporation             New                       Intermediate Holding
                                                                                   Hampshire                 Company

         EnergyNorth Natural Gas,                          Corporation             New                       Gas Utility
         Inc. d/b/a KeySpan Energy                                                 Hampshire
         Delivery New England


        Broken Bridge Corporation                          Corporation             New                       Holds Undeveloped
                                                                                   Hampshire                 Real Estate

        EnergyNorth Realty, Inc.                           Corporation             New                       Owns and Leases a
                                                                                   Hampshire                 Buildings to Associate
                                                                                                             Companies

        ENI Mechanicals, Inc.                              Corporation             New                       Non-Utility Holding
                                                                                   Hampshire                 Company

        Northern Peabody, Inc.                             Corporation             New                       Mechanical Contractor
                                                                                   Hampshire                 (HVAC)

        Granite State Plumbing                             Corporation             New                       Mechanical Contractor
        and Heating, Inc.                                                          Hampshire                 (HVAC)
